Exhibit 99.2 The Industrial Generative AI Company ZAPATA COMPUTING INC.

Cautionary Notes This presentation (“Presentation”) is provided for informational purposes only and has been prepared to assist interested Forward Looking Statements parties in making their own evaluation with respect to a potential business combination between Andretti Acquisition Corp. (“Andretti”) and Zapata Computing, Inc. (“Zapata AI”, “we”, “us” or ”our”) and related transactions (the “Business Certain statements included in this Presentation that are not historical facts are forward-looking statements for Combination”) and for no other purpose. This Presentation does not constitute (i) a solicitation of a proxy, consent or purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. authorization with respect to any securities or in respect of the proposed Business Combination, or (ii) an offer to sell, or Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” the solicitation of an offer to buy, or a recommendation to purchase, any securities, nor shall there be any sale of “continue,” “anticipate” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem” “seek” “future” securities in any states or jurisdiction in which such offer, solicitation or sale would be unlawful. “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Neither the Securities and Exchange Commission (the “SEC”) nor any securities commission of any other U.S. or non- U.S. jurisdiction has approved or disapproved of the Business Combination, or determined that this Presentation is These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of truthful or complete. No representations or warranties, express or implied, are given in, or in respect of, this financial and performance metrics and projections of market opportunity. These statements are based on various Presentation. To the fullest extent permitted by law, in no circumstances will Zapata AI, Andretti or any of their respective assumptions, whether or not identified in this Presentation, and on the current expectations of the management of subsidiaries, stockholders, affiliates, representatives, directors, officers, employees, advisers or agents be responsible or Zapata AI and Andretti, as the case may be, and are not predictions of actual performance. These forward-looking liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither and circumstances are beyond the control of Zapata AI and Andretti. These forward-looking statements are subject to Zapata AI nor Andretti has independently verified the data obtained from these sources and cannot assure you of the a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political data’s accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all- and legal conditions, the inability of Zapata AI or Andretti to successfully or timely consummate the Business inclusive or to contain all of the information that may be required to make a full analysis of Zapata AI or the Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to Combination. Viewers of this Presentation should each make their own evaluation of Zapata AI and of the relevance and unanticipated conditions that could adversely affect the expected benefits of the Business Combination, the adequacy of the information and should make such other investigations as they deem necessary. References in this occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and Presentation to our “partners” or “partnerships” with technology companies, governmental entities, universities or others any subsequent definitive agreements with respect to the Business Combination; the outcome of any legal do not denote that our relationship with any such party is in a legal partnership form but rather is a generic reference to proceedings that may be instituted against Andretti, Zapata AI, the combined company or others following the our relationship with such party. announcement of the Business Combination and any definitive agreements with respect thereto; the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Andretti, the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of Zapata AI as a result of the announcement and consummation of the Business Combination, failure to realize the anticipated benefits of the Business Combination, risks relating to the uncertainty of the projected financial information, risks related to the performance of Zapata AI’s business and the timing of expected business or revenue milestones, and the effects of competition on Zapata AI’s business. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, forward-looking statements reflect Zapata AI’s expectations, plans or forecasts of future events and views as of the date of this Presentation. Zapata AI anticipates that subsequent events and developments will cause Zapata AI’s assessments to change. Neither Andretti nor Zapata AI undertakes or accepts any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. These forward-looking statements should not be relied upon as representing Andretti’s or Zapata AI’s assessments of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. ZAPATA COMPUTING INC.

Cautionary Notes (continued) Use of Data No Offer or Solicitation The data contained herein is derived from various internal and external sources. No representation is made as to This presentation is for informational purposes only and shall not constitute a proxy statement or solicitation of a proxy, the reasonableness of the assumptions made within or the accuracy of completeness of any projects or consent, or authorization with respect to any securities or in respect of the Business Combination. This presentation modeling or any other information contained herein. Any data on past performance or modeling contained herein shall also not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale, is not an indication as to future performance. Neither Andretti nor Zapata AI assumes no obligation to update the issuance, or transfer of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful information in this Presentation except as may be required by law. prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, Additional Information About the Business Combination and Where to Find It as amended, or an exemption therefrom. In connection with the contemplated transaction, Andretti intends to file a registration statement on Form S-4 (the “Registration Statement”), which will include a proxy statement/prospectus, with the SEC. Additionally, Andretti will file other relevant materials with the SEC in connection with the transaction. A definitive proxy statement/final prospectus will also be sent to the stockholders of Andretti, seeking any required stockholder approval. This Presentation is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus, or any other document that Andretti will send to its stockholders. Before making any voting or investment decision, investors and security holders of Andretti are urged to carefully read the entire Registration Statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC as well as any amendments or supplements to these documents, because they will contain important information about the transaction. Stockholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by Andretti may be obtained free of charge from Andretti at andrettiacquisition.com. Alternatively, these documents, when available, can be obtained free of charge from Andretti upon written request to Andretti Acquisition Corp., 7615 Zionsville Road, Indianapolis, Indiana 46268, or by calling (317) 872-2700. The information contained on, or that may be accessed through, the websites referenced in this Presentation is not incorporated by reference into, and is not a part of, this Presentation. Participants in the Solicitation Andretti, Andretti’s sponsors, Zapata AI and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Andretti, in connection with the Business Combination. Information regarding Andretti’s directors and executive officers is contained in Andretti’s Annual Report on Form 10-K for the year ended December 31, 2023, which is filed with the SEC. Additional information regarding the interests of those participants, the directors and executive officers of Zapata AI and other persons who may be deemed participants in the transaction may be obtained by reading the Registration Statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described above. ZAPATA COMPUTING INC.

Industrial Software for the Generative AI Revolution ORIGIN Spun out of Harvard in 2017 Industrial solutions that uniquely process both text and numbers 1. Zapata AI Prose™ for Large Language Models (LLMs) GENERATIVE AI 2. Zapata AI Sense™ for complex mathematical models OFFERING ® Orquestra full-stack software platform to build, train, fine-tune, and deploy Industrial Generative AI applications Customers have leveraged proprietary Generative AI/ML, optimization, and quantum algorithms and models CUSTOMERS Integrations and Alliances across the AI and Quantum Computing ecosystem PARTNERS 4 ZAPATA COMPUTING INC.

ANDRETTI ACQUISITION CORP

Oversubscribed $230M SPAC IPO (NYSE: "WNNR") Led by Legendary Andretti Racing Family and Best in Class Public Company Executives

- Management has decades of public company operating and acquisition experience along with a history of producing long-term value creation
- During U.S. Concrete CEO tenure, Bill Sandbrook produced **25x market value creation, grew EBITDA 24x, executed 35+ acquisitions** (17 with Matt Brown)
- Merger partner gets access to **vast network of relationships, industry connectivity, proprietary deal flow,** and can **leverage Andretti brand**
- The Andretti brand is well recognized
- Andretti Autosport has **portfolio of 120+ world-class sponsors**, including Honda, Konica Minolta, Accura, Group 1001 and AutoNation
- **Curated Board,** including Current CEO of McLaren Racing, Current Chief Audit Executive of AT&T, Former CEO of 7-Eleven, Former President of NYSE Euronext



William J. (Bill) Sandbrook
Chairman and Co-Chief Executive Officer

- Former Chairman of the National Ready-Mixed Concrete Association
- Independent Director at Comfort Systems USA (NYSE: FIX) and Knife River Corporation (NYSE: KNF)
- Former Chairman & CEO of U.S. Concrete (NASDAQ: USCR)



Michael Andretti
Co-Chief Executive Officer and Director

- IndyCar World Champion
- Founder, CEO, and Chairman of Andretti Autosport
- Founder of Andretti Technologies
- Investor and Advisor for DUZY, a Video Technology



William M. (Matt) Brown
President and Chief Financial Officer

- Former CEO of Rocky Mountain Industrials
- Former EVP and CFO of Forterra (NASDAQ: FRTA)
- Former SVP and CFO of U.S. Concrete (NASDAQ: USCR)
- Former U.S. Navy SEAL Officer



Mario Andretti
Special Advisor

- One of the most successful drivers in the history of motorsports, Andretti is one of only three drivers to have won races in Formula One, IndyCar, the World Sportscar Championship, and NASCAR

ZAPATA AI
ZAPATA COMPUTING INC.
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Companies are racing to find the "killer apps" for Generative AI

Gartner Poll Finds 45% of Executives Say ChatGPT Has Prompted an Increase in AI Investment[1]

70% of Organizations Currently in Exploration Mode with Generative AI[2]

INDUSTRY EXAMPLES

Healthcare

Chatbots and applications can provide simple language descriptions of medical information and treatment recommendations.

Customer Service

Improve chatbot intent identification, summarize conversations, answer customer questions from a search, directing customers to resources.

Education

Create personal learning experience, like tutors. Generate learning plans and custom learning materials.

Sales & Marketing

Engage with potential customers on website or in a chatbot. Provide recommendations. Provide product descriptions. Customize emails.

Software Development

Engage with potential customers on website or in a chatbot. Provide recommendations. Provide product descriptions. Customize emails.

Personal Assistants

Manage schedules, summarize emails, compose emails (and chains), replies, and summaries, draft common documents.

Notes: 1. Gartner Press Release, Gartner Poll Finds 45% of Executives Say ChatGPT has Prompted an Increase in AI Investment, May 3, 2023. 2. Gartner Webinar, Beyond the Hype: Enterprise Impact of ChatGPT and Generative AI, March 2023.

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Problems with LLMs and other Generative AI models INCONSISTENT TOO BIG (AND COSTLY) OTHER CHALLENGES Data privacy and model security Training data quality and bias Integration with existing systems Continuous monitoring and feedback loop Ethical and legal considerations Focus on Language 7 ZAPATA COMPUTING INC.

Industrial Generative AI: enterprise software that harnesses language and numerical models for domain-specific, industrial-scale applications. ZAPATA COMPUTING INC.

Big Tech makes one-size-fits-all Generative AI (e.g. ChatGPT). Zapata AI adapts language and text models for Industry GENERATIVE AI INDUSTRIAL GENERATIVE AI Unreliable; trained on general data Accurate; trained on customer-specific data Privacy issues Customer’s private environment Massive, costly, inefficient models Models optimized for speed, cost, accuracy Locked into vendor’s compute & cloud choice(s) Flexibility to choose best models, hardware, clouds Language models not useful for numerical problems Translates numerical data into accurate prose Leverages quantum generative models Uses classical machine learning and statistics and their statistical advantages over classical 9 ZAPATA COMPUTING INC.

Our team has worked on Generative AI since founding Encoding equality First-ever high-resolution images Synergy between quantum constraints in tensor Generator-enhanced First quantum generative generated on a quantum device using circuits and tensor network generative optimization of 1 3 5 7 9 Generative AI techniques networks models manufacturing plants AI IP filing 2019 2020 2021 2022 2023 First gate model quantum heuristic Generator enhanced Improved generalization Novel generative AI- Quantum-enhanced 2 4 8 for generative modeling optimization (GEO) metrics for generative inferred automotive data generative models for drug 6 10 models molecule design Notes: Timeline not to scale.1 US20200410384A1 - Hybrid quantum-classical generative models for learning data distributions - Google Patents 2. Anschuetz & Cao, Realizing Quantum Boltzmann Machines Through Eigenstate Thermalization, March 2019. 3. Generation of High-Resolution Handwritten Digits with an Ion-Trap Quantum Computer, Dec 2020. 4. Alcazar et. al., GEO: Enhancing Combinatorial Optimization with Classical and Quantum Generative Models, Jan 2021. 5. Rudolph et. al., Synergy Between Quantum Circuits and Tensor Networks, Aug 2022. 6. Perdomo-Ortiz et. al., Evaluating generalization in quantum and classical generative models, Jan 2022. 7. Perdomo-Ortiz et. Al., Evaluating Generalization in Classical and Quantum Generative Models, Jan 2022. 8. Andretti Autosport customer work. 9. Banner et. al., Quantum Inspired Optimization for Industrial Scale Problems, May 2023. 10. Cao et. al., Exploring the Advantages of Quantum Generative Adversarial Networks in Generative Chemistry, May 2023. 10 ZAPATA COMPUTING INC.

Quantum statistics for AI are superior to classical statistics— and don’t require quantum hardware Quantum models can outperform classical models in two ways: 1. GENERALIZATION: Better at extrapolating missing information 2. EXPRESSIBILITY: Greater range of possible solutions QUANTUM MODEL DISTRIBUTIONS CLASSICAL MODEL Zapata AI has proprietary methods built from our deep quantum expertise. 11 ZAPATA COMPUTING INC.

Globally ranked IP portfolio includes Industrial Generative AI and other advanced enterprise computing algorithms #5 most active in Quantum-inspired AI patent One of world’s largest quantum software patent portfolios: + 2 applications between 2020-2021. We have 50 US patent families & applications (100 worldwide). 1 created Generative AI IP since 2018. BREAKDOWN FOR MOST ACTIVE APPLICATIONS RELATED TO QUANTUM COMPUTING AND ARTIFICIAL INTELLIGENCE/MACHINE LEARNING, FOR 2020-2021 Generative AI Differential 30% Equations & Optimization 22% PATENT PORTFOLIO 10% Hardware Optimization 38% Algorithms & Software Notes: 1. European Patent Office, Quantum Computing Insight Report, January 2023. Link to report. 2. Intellectual Property as of June 2023. 12 ZAPATA COMPUTING INC.

Zapata AI compresses Large Language Models (LLMs) to reduce 1 compute costs, shrink carbon footprints, and speed up runtimes Compressed models are more accurate than — and show better generalization with unseen uncompressed models of the same size validation data. 0.9 0.8 0.81 0.7 0.805 0.6 0.8 0.5 0.4 0.795 0.3 0.79 0.2 0.785 0.1 0 0.78 459 918 1377 1836 2295 2754 3213 3672 4131 4590 0.775 TRAINING STEP GPT2-Small GPT2-XL Compressed GPT2-XL GPT2-Small GPT2-XL Compressed GPT2-XL MODEL As this chart shows, the compressed model has the most stable performance during GPT2-Small and Compressed GPT2-XL are the same size, but the compressed version of GPT2-XL is more accurate. training, achieving more consistent accuracy with fewer training steps. Compressed GPT2-XL requires 300x fewer tokens to achieve the same performance as GPT2-XL. Notes: 1. Zapata data. 13 ZAPATA COMPUTING INC. F1 MEASURE (ACCURACY) F1 MEASURE (ACCURACY)

Zapata AI’s technology gets 8,400x speedup and better accuracy in 1 large models Faster alternative to Monte Carlo simulation • Model converges faster than traditional Monte Carlo approach by orders of magnitude, especially for multi-asset problems. • Plot shows European options pricing with 10 assets. Similar behavior for 20 assets. Notes: 1. Zapata data. 14 ZAPATA COMPUTING INC.

Industrial Generative AI for Andretti Autosport’s next-generation 1 race analytics Industrial Generative AI predicts behavior that cannot be measured directly, generating “virtual sensors” in automotive and other industries. 2 ANDRETTI USE CASES ANALOGOUS USE CASES SYNTHETIC GENERATED DATA COMPARES WELL WITH REAL DATA (GROUND TRUTH) Tire Logistics, Supply Degradation Chain, Manufacturing – Real Data – Synthetic Data GENERATIVE AI-INFERRED CHANNEL Race Finance, Energy & Strategy Utilities Predictive Modeling Finance, Insurance, IT Notes: Labels removed for confidentiality. 1. Zapata Data 2. Error less than 1%. This plot indicates the data generated by our generative AI model was almost indistinguishable from the actual car data. 15 ZAPATA COMPUTING INC.

Zapata AI’s Industrial Generative AI optimization solutions apply to use 1 cases across industries Generator Enhanced Optimization (GEO), uses generative AI to suggest solutions to complex optimization problems that classical methods alone do not. 2 PORTFOLIO OPTIMIZATION EXAMPLE : GEO generated lower-risk financial portfolios than state-of-the-art optimizers. Notes: 1. Zapata Data 2. Alcazar and Perdomo-Ortiz. GEO: Enhancing Combinatorial Optimization with Quantum Generative Models (arXiv2101.06250). 16 ZAPATA COMPUTING INC.

Optimizing BMW´s manufacturing plant scheduling with Industrial Generative AI

Challenge:

Optimize worker schedule to achieve production targets while minimizing idle hours.

Approach:

Zapata AI's GEO algorithm tied or outperformed state-of-the-art solvers in 71% of configurations[1].

IN COLLABORATION WITH MIT Center for QuantumEngineering

SEED OPTIMIZER	2% noDEV	2.5% noDEV	5% noDEV	1.5% yesDEV	100% noDEV	2% yesDEV	2.5% yesDEV	5% yesDEV	100% yesDEV
GA1	0	0	0	0	1.9	0.061	0.17	0.014	0.051
GA2	0	0	0	-0.063	0	-0.025	-0.015	-0.39	-0.61
GAU	0	0	0	0.027	-0.58	-0.059	0.021	0.08	0.096
SA	0	0	0	-0.22	0	0	0.081	0.16	-0.12
PT	0	0	0	0	1.7	-0.0095	-0.17	-0.15	-0.49

SOLUTION SPACE SIZE →

- GEO outperformed seed optimizer
- GEO tied seed optimizer
- Traditional optimizer outperformed GEO
- GEO had best performance for problem configuration (column).

Notes: 1. Banner et. al. Quantum-Inspired Optimization for Industrial Scale Problems (arXiv:2305.02179).

ZAPATA //AI

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® Orquestra : The full-stack software platform for Industrial Generative AI 1 1 Notes: 1. Compatible with these systems. 18 ZAPATA COMPUTING INC.

Value proposition: Faster, cheaper, and more accurate Generative AI FASTER & CHEAPER Smaller Large Language Models (LLMs) with comparable performance. MODELS 1 Demonstrating over 1000x speed-up on complex computational models. MORE ACCURATE Generative AI to create novel solutions to enterprise problems that get better results (e.g., MODELS model fit) than existing solutions. PROPRIETARY Globally competitive patent portfolio of quantum-inspired Generative AI algorithms. TECHNIQUES Massive-scale, full-stack model development and deployment. PLATFORM Train models with customer data, in customer-controlled environments. Notes: 1. Zapata Data. 19 ZAPATA COMPUTING INC.

Industrial Generative AI and advanced algorithms have potential to create significant business value in key verticals Existing and Prospective Case Studies Potential to use LLMs to generate FDA forms Applying Generative AI for predictive analytics from clinical trial data using advanced automotive sensor data In development Generative AI & ML for materials discovery, value Risk optimization for derivative pricing chain optimization Generative AI for optimizing manufacturing Optimizing downstream R&D plant scheduling Optimizing sales, scheduling and delivery 2 DARPA awards to benchmark utility of quantum operations computing Notes: Case studies available at: https://zapata.ai/customer-case-studies/ 20 ZAPATA COMPUTING INC.

Zapata AI participates in an enormous potential TAM where we believe we can create substantial value for Industry Generative AI Software and its adjacencies have the potential Value of potential disruption for enterprise estimated 3 to provide an extensive addressable market opportunity. up to $4.4T. Estimated Total Addressable Market and BUSINESS FUNCTION EST. GLOBAL P&L IMPACT- $B * 1 Low – High Serviceable Obtainable Market (SOM) by 2032: Sales & Marketing 760 1,200 Software Engineering 580 1,200 Supply Chain & $1.3T 550 Operations 290 470 Customer Operations 340 420 Product R&D 230 260 Risk & Legal 180 a 260 Strategy & Finance 120 90 Talent & Organization 60 2 $366B 50 Corporate IT 40 $2.6T $4.4T McKinsey estimates 63 generative AI use cases spanning 16 business functions across industries could deliver P&L impact in the range of $2.6-$4.4 trillion, before accounting for productivity gains. Notes: 1. Bloomberg Intelligence, Generative AI to Become a $1.3 Trillion Market by 2032, Research Finds, June 2023. 2. Zapata AI’s potential SOM is not limited to these estimates. Estimated SOM projections include $280B Generative AI Software and $86B Generative AI IT Services. 3. McKinsey, The Economic Potential of Generative AI, June 2023. *Estimated numbers are rounded. 21 ZAPATA COMPUTING INC.

Revenue Model and Sales Strategy Expand Two Sales Channels Land 1. DIRECT • Initial Industrial Generative AI • Contracts deliver recurring multi- • C-level relationships application year subscription revenue • Global sales force, plans to expand • 6+ month agreements• Expand average revenue per account (ARPA) 2. PARTNER ECOSYSTEM EXAMPLES: • Consulting & Services Top 5 Global Consultancy Bundled Offering of Software and Scientific Algorithm Expertise Contracts recognized ratably (recurring revenue) • Software, Cloud & Networking Microsoft Azure, Nvidia • Hardware IBM, IonQ • Academia & Research MIT, University of Toronto 22 ZAPATA COMPUTING INC.

Pioneering a new category: Industrial Generative AI ESTABLISH CATEGORY & THOUGHT LEADERSHIP BUILD BRAND THROUGH CUSTOMER SUCCESS STORIES CASE STUDIES Automotive SUPPORT EXPANSION White Papers & IN KEY VERTICALS Reports Chemicals & Materials Social Defense Web & Email INDUSTRIAL Energy & GENERATIVE AI Utilities Event Keynotes Finance Logistics Analysts, Media, PR Pharma Notes: Depicts immediate Go-to-market strategy; We expect Demand Generation and Product Marketing will increase in the future if current is proven successful using defined metrics. 23 ZAPATA COMPUTING INC.

Transaction Summary

Transaction Highlights

- $283M pro forma enterprise value
- Implied pre-money equity value of $200M
  - Implied pro-forma equity value of $331M
- $48M of cash held on the pro-forma balance sheet
- Zapata shareholders rolling 100% of their equity, will own ~61% of the combined company

Implied Sources & Uses

Sources	($M)
Cash in Trust	$50
Bridge Financing[3]	$20
Zapata Rollover	$200
Total	$270

Uses	($M)
Cash to Balance Sheet	$48
Transaction Expenses	$12
Zapata Rollover	$200
Growth Capital	$10
Total	$270

Pro Forma Valuation

Pro-Forma Equity Value ($M)	**$331**
(+) Existing Debt	$0
(-) PF Cash	$48
Pro-Forma Enterprise Value ($M)	**$283**

Pro Forma Ownership[1]

	Shares (M)	% Own.
1 Zapata Rollover Equity	20.0	61.0%
2 Public Shareholders	4.7	14.3%
3 Founder Shares[2]	5.8	17.5%
4 Bridge Investors[3]	2.4	7.2%



4
7.2%
3
17.5%
14.3%
2
61.0%
1

Notes: 1. $10/share shown for all holders is illustrative, and the SPAC cash in trust of $84.2M and 7.9M shares implies $10.66/share for public SPAC holders. 2. Andretti Acquisition Corp.'s sponsors and certain investors that own or have the right to receive founder shares will own a combined 5.8 million shares. 3. Bridge investors are providers of a convertible note priced at 15% discount to DeSPAC; does not account for PIK interest accruing ahead of conversion at DeSPAC. Assumed issuance of up to $14.5M in convertible notes, exclusive of $5.5M of Zapata convertible debt currently outstanding

Note: pro forma ownership excludes impact of warrants; assumes 40% redemption from cash in trust. SPAC cash amount subject to change depending on the actual redemption levels and interest earned in the trust

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24

World-class team with deep expertise across Generative AI, quantum science, enterprise software and management

ZAPATA //AI LEADERSHIP



Christopher Savoie, Ph.D., Chief Executive Officer

Two decades of experience in the technology industry; inventor of the Natural Language Understanding (NLU) behind Apple's Siri

Nissan · verizon · Kyulux · GNI



Yudong Cao, Ph.D.
Chief Technology Officer*

Ten years of experience in various areas of AI & quantum computing; 2.4K+ citations; 30 patents & applications

Harvard University · Purdue University



Mimi Flanagan
Chief Financial Officer

Two decades of experience across executive finance roles in the technology industry

IHS Markit · Jenzabar · Qlik · Wyndham



Tim Stanley
Vice President, Global Sales

25+ years of sales strategy & execution in enterprise architecture, data protection, connected workplace, ERP, CRM, SCM; active in Space Force and National Guard community nuvolo · ORACLE



Nicole Fitchpatric
General Counsel, Ethics & Compliance Officer

Twelve years experience in various industries

Washington University in St. Louis School of Law · asurion · Duke · Consilio

60 Employees[1] // **41** Scientists & Engineers // **24** PhDs // ~**85K** Citations[3]

INVESTORS

- Ahren
- Alumni Ventures
- BASF
- BOSCH
- Comcast Ventures
- The Engine
- Honeywell
- ITOCHU
- MERCK
- pillar
- pitango
- Prelude Ventures

$64M raised to date

BOARD OF DIRECTORS[2]



Alan Aspuru-Guzik, Ph.D.*
Zapata Scientific Advisor, Professor, Univ. of Toronto, Canada 150 Research Chair, CIFAR AI Chair

Harvard University · University of Toronto



Rhonda Germany Ballintyn
Former Chief Strategy & Marketing Officer, Honeywell

Honeywell



Dana Jones
CEO, RealPage, Former CEO, Sparta Systems

RealPage · Sabre · Sparta Systems



Clark Golestani
Managing Director, C Sensei Group, Former Global CIO, Merck

MERCK · ORACLE



Mark Cupta
Managing Director, Prelude Ventures

Prelude Ventures



Gil Beyda
Founder, Managing Partner, Genacast Ventures, Former Managing Director, Comcast Ventures

Genacast Ventures · Comcast Ventures



Jeff Huber
Founding CEO of GRAIL, Former SVP of Google Ads, Apps, Maps and Google X

Google · GRAIL



William Klitgaard
Former CIO & CFO, Covance, now LabCorp

labcorp

Notes: 1. Employee breakdown as of August 28, 2023. Total headcount of all full-time employees and contractors in countries where Zapata does not have a legal entity. Does not include interns. 2. In addition to Christopher. 3. Includes approximately 57.5K Citations attributable to Alan Aspuru-Guzik, a Zapata AI founder and scientific advisor. * Zapata founders in addition to Peter Johnson, Ph.D., Jonny Olson, Ph.D., and Jhonathan Romero Fontalvo, Ph.D.

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Summary: Opportunity to invest in transformational Generative AI technology Large and rapidly growing total addressable market (TAM) for AI/ML (Artificial Intelligence/Machine Learning) 1 software, with a focus in Generative AI. Proprietary Generative AI techniques and algorithms for today’s most advanced classical and high- performance compute hardware. Demonstrating up to 10X-1000X speed-up on Large Language Models and 2 1 other complex computational models. ® Orquestra : Proprietary full-stack software platform that is hardware- and cloud-agnostic to enable Industrial 3 Generative AI solutions across multiple end markets. Substantial potential near-term enterprise revenue opportunity with Large Language Models and other large 4 models in AI, simulation, optimization. 5 Pioneering, founder-led, and visionary management team with track record of innovation and execution. Notes: 1. Zapata Data. Magnitude of speedup depends on additional implementation factors. 26 ZAPATA COMPUTING INC.

ZAPATA COMPUTING INC.